Subsequent events	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Subsequent events
29.	Subsequent events
Stock Grants
During the first quarter of 2021, the Compensation Committee of the Company’s Board of Directors approved two awards. Awards under these plans will grant approximately 136,654 shares of non-vested
stock, which will vest over a period of three to five years. The Company estimates the fair value of these awards to be approximately $11.5 million and the 2021 compensation cost for these plans will be $5.7 million.
Compensation Boeing
During the first quarter of 2021, the Company reached an agreement with Boeing regarding compensation related to the Boeing 737 MAX grounding. As part of the agreement, the Company will receive compensation in the form of certain credits concurrent with future aircraft deliveries and other considerations, including a revised delivery stream.
The updated aircraft contractual obligations net of discounts and pre-delivery
payments, including estimated amounts for contractual price escalation as March,31 2021, are as follows:

Year ending December 31, 2021	49,800
2022	187,882
2023	383,231
2024	421,271
2025	487,348
Thereafter	1,893,442

$3,422,974

During the first quarter of 2021, six Boeing 737 MAX aircraft were delivered.